UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2002

BANK OF HAWAII CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 Merchant Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

(Registrant's telephone number, including area code) (808) 537-8430

Item 5. Other Events

  (a)
  Exhibit 99.1

      Press Release: Pacific Century Financial Corporation Changes Name to Bank of Hawaii Corporation

  (b)
  Exhibit 99.2

      Press Release: Bank of Hawaii Appoints Three New Directors to Board

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 29, 2002	BANK OF HAWAII CORPORATION
	By:	/s/ MICHAEL E. O'NEILL (Signature)
Michael E. O'Neill Chairman, Chief Executive Officer and President